Merger Agreement and Pre-Merger Financing	6 Months Ended
Jun. 30, 2020
Merger Agreement and Pre-Merger Financing [Abstract]
Merger Agreement and Pre-Merger Financing

2.  Merger Agreement and Pre-Merger Financing

Merger Agreement

On June 17, 2020, the Company, Merger Sub and Ocuphire entered into the Original Merger Agreement, which was subsequently amended on June 29, 2020, pursuant to which Merger Sub will merge with and into Ocuphire, with Ocuphire continuing as a wholly owned subsidiary of the Company in an all-stock transaction.

For accounting purposes, Ocuphire is considered to be acquiring the Company even though the Company will be the issuer of the common stock in the Merger due to various considerations, including the expected ownership positions of former Company and Ocuphire stockholders post-Merger, as well as the expected composition of the Company’s Board of Directors and management team post-Merger. The Merger is expected to be accounted for as an asset acquisition by Ocuphire.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”): (a) each share of Ocuphire common stock outstanding immediately prior to the Effective Time (excluding shares held as treasury stock, shares held by Ocuphire and dissenting shares) will be converted into the right to receive shares of Company common stock  equal to the Exchange Ratio described below; and (b) each outstanding Ocuphire stock option that has not previously been exercised prior to the Effective Time will be assumed by the Company.

Under the exchange ratio formula in the Merger Agreement (the “Exchange Ratio”), immediately following the consummation of the Merger (the “Closing”), the Company’s then-current stockholders would own approximately 14.3% of the combined company’s common stock, and the former Ocuphire securityholders would own approximately 85.7% of the combined company’s common stock, in each case calculated on a fully-diluted basis, assuming the Company’s net cash balance at the anticipated Closing date is between $3.2 million and $6.0 million. The Exchange Ratio formula in the Merger Agreement is subject to adjustment for every $100,000 that the Company’s actual net cash balance at the anticipated Closing date is less than $3.2 million or more than $6.0 million. Based on the Company’s current estimates, the Company anticipates delivering net cash between $0 and $500,000 assuming the Closing occurs by November 14, 2020, which is the end date set forth in the Merger Agreement; however, the final net cash amount will not be calculated until the anticipated Closing date, and may vary significantly depending on, among other things, the Company’s ability to control and correctly estimate its operating expenses, expenses relating to the Company’s ongoing litigation and the trading price of the Company’s common stock (and its impact on the estimated warrant liability, which reduces net cash). If the Company’s actual net cash balance at the anticipated Closing date is $0, which is the minimum amount of net cash that the Company is required to deliver to Close, then immediately following the Closing, the Company’s then-current stockholders would own approximately 11.2% of the combined company’s common stock, and the former Ocuphire securityholders would own approximately 88.8% of the combined company’s common stock, in each case calculated on a fully-diluted basis. Under the terms of the Merger Agreement, the Company’s stockholders’ ownership percentage in the combined company is subject to a floor of 9.1% regardless of the Company’s actual net cash balance at the anticipated Closing date, assuming Ocuphire waives the minimum net cash requirement at the anticipated Closing date. These ownership percentages give effect to the shares of Ocuphire common stock that will be issued to Investors (as defined below) in the Pre-Merger Financing (as defined below) prior to the Closing, but do not account for any additional shares of Company common stock that may be issued following the Closing or the warrants issuable to Investors after Closing. As a result, holders of Company common stock could own significantly less of the combined company than currently contemplated. For example, if the average of the five lowest volume-weighted average trading prices of Company common stock on Nasdaq Capital Market (“Nasdaq”) during the first ten trading days immediately following the closing of the Pre-Merger Financing reaches a certain floor price specified in the Securities Purchase Agreement (as defined below), then the pre-Merger holders of Company common stock could own a low single-digit percentage of the fully-diluted combined company equity securities, depending on the Company’s actual net cash amount at the anticipated Closing date.

Consummation of the Merger is subject to certain Closing conditions, including, among other things: (i) approval by the stockholders of the Company and Ocuphire; (ii) the continued listing of the Company’s common stock on the Nasdaq and the listing of the additional shares of Company common stock issued in connection with the Merger on Nasdaq; (iii) the accuracy of the representations and warranties, subject to certain materiality qualifications; (iv) satisfaction by the Company of a minimum net cash requirement of $0; and (v) completion of the Pre-Merger Financing.

The Merger Agreement contains certain termination rights for both the Company and Ocuphire, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $750,000 or, in some circumstances, Ocuphire may be required to reimburse the Company’s expenses up to a maximum of $750,000.

Immediately after the Effective Time, the Board of Directors of the Company is expected to be comprised of seven members, one of whom is expected to be Richard J. Rodgers, a current member of the Company’s Board of Directors, and the remaining six directors are expected to include existing Ocuphire board members and an additional director designated by Ocuphire. Following the Closing, Mina Sooch is expected to serve as the Company’s President and Chief Executive Officer. Also at the Effective Time, the Company expects to effect a name change to “Ocuphire Pharma, Inc.” and it is anticipated that the Company’s securities will be listed for trading on Nasdaq under the symbol “OCUP.”

In accordance with the Merger Agreement, on June 17, 2020, the Board of Directors approved the termination of Douglas J. Swirsky’s employment with the Company, effective as of immediately following the Effective Time, as a result of which Mr. Swirsky will be entitled to the severance amounts and other benefits afforded Mr. Swirsky in connection with a termination of Mr. Swirsky’s employment by the Company without cause within the two-year period immediately following a change of control pursuant to Section 8(c) of Mr. Swirsky’s employment agreement, subject to Mr. Swirsky’s execution of a general release in favor of the Company. The termination of Mr. Swirsky’s employment is subject to and conditioned upon the closing of the Merger at the Effective Time, and therefore Mr. Swirsky shall not be terminated if the Merger is not consummated or the Merger Agreement is terminated prior to the Effective Time.

The Merger is expected to close in the second half of 2020, subject to approval by the Company’s stockholders at a special meeting to be held at a future date and other closing conditions.

Contingent Value Rights Agreement

Pursuant to the Merger Agreement and a Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into immediately prior to Closing, Company stockholders as of immediately prior to the Effective Time will receive one contingent value right (“CVR”) for each share of Company common stock held of record as of immediately prior to the Effective Time. Each CVR will represent the right to receive cash payments upon the occurrence of certain triggering events. In particular, for each calendar quarter (each, a “CVR Payment Period”) during the 15-year period after the Closing (the “CVR Term”), CVR holders will be entitled to (i) 90% of all payments received by the Company from BioSense Global LLC (“BioSense”) pursuant to that certain License and Assignment Agreement, dated as of February 25, 2019, by and between BioSense and the Company, as amended (the “License and Assignment Agreement”), less certain permitted deductions, (ii) 90% of all payments received by the Company from Zhejiang HaiChang Biotechnology Co., Ltd. (“HaiChang”) pursuant to that certain Exclusive License Agreement, dated as of February 8, 2020, by and between HaiChang and the Company (the “HaiChang License Agreement”), less certain permitted deductions, and (iii) 75% of (a) all cash consideration paid by a third party to the Company during the applicable CVR Payment Period in connection with the grant, sale or transfer of rights to certain of the Company’s pre-Closing intellectual property (“Parent IP”) under an agreement that is entered into during the 10-year period after the Closing (“Parent IP Deal”); plus (b) with respect to any non-cash consideration received by the Company from a third party during the applicable CVR Payment Period in connection with any Parent IP Deal, all amounts received by the Company at the time such non-cash consideration is monetized, less (c) certain permitted deductions.

Securities Purchase Agreement

On June 29, 2020, Ocuphire, the Company and certain institutional healthcare investors, accredited investors and certain directors and officers of Ocuphire (the “Investors”) entered into a Securities Purchase Agreement, which amended and restated in its entirety the prior securities purchase agreement among the same parties dated June 17, 2020 (the “Securities Purchase Agreement”). Pursuant to the Securities Purchase Agreement, the Investors agreed to invest a total of $21.15 million in cash (the “Purchase Price”) to fund the combined company following the Merger (the “Pre-Merger Financing”). In return, based on an agreed upon pre-money valuation of the combined company of $120 million, Ocuphire will issue shares of Ocuphire common stock to the Investors, which shares will be exchangeable in the Merger for approximately 15% of the combined company on a fully diluted basis (the “Initial Shares”). In addition, (i) Ocuphire will deposit three times the number of Initial Shares into escrow with an escrow agent for the benefit of the Investors, to be exchanged for Company common stock in the Merger, and to be delivered, in whole or in part, based on the formula set forth in the Securities Purchase Agreement, out of escrow to the Investors if 85% of the average of the five lowest volume-weighted average trading prices of a share of Company common stock on Nasdaq during the first ten trading days (or earlier, at the election of any Investor) immediately following the closing date of the Pre-Merger Financing (which closing date will be the same date as the Closing) is lower than the effective price per share paid by the Investors for the shares of Company common stock issued at Closing in exchange for the Initial Shares, and (ii) on the tenth trading day following the closing date of the Pre-Merger Financing (the “warrant closing date”), the Company will issue to the Investors (x) Series A warrants to purchase shares of Company common stock and (y) Series B warrants to purchase shares of Company common stock.